                                                                    Exhibit 99.5

--------------------------------------------------------------------------------
The information contained herein has been
prepared solely for the use of Greenwich
Capital Markets, Inc. and has not been
independently verified by Greenwich Capital
Markets, Inc. Accordingly, Greenwich
Capital Markets, Inc. makes no express or
implied representations or warranties of any
kind and expressly disclaims all liability for
any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no
responsibility for the accuracy of any
material contained herein.
The information contained herein will be
superseded by the description of the
mortgage loans contained in the prospectus
supplement. Such information supersedes
the information in all prior collateral term
sheets, if any.
--------------------------------------------------------------------------------

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                   NOVASTAR 2003-4 STATISTICAL MORTGAGE LOANS
                          11/1/2003 SCHEDULED BALANCES

Number Of Loans:                                      3,503
Aggregate Outstanding Principal Balance:        496,039,368
                                                                             Minimum                  Maximum
Average Outstanding Principal Balance:        $     141,604           $       10,980           $      776,423
Weighted Average Current Mortgage Rate:               7.256  %                 4.500  %                13.375  %
Arm Characteristics:
--------------------
Weighted Average Gross Margin:                        5.768  %                 2.750  %                 9.700  %
Weighted Average Maximum Loan Rate:                  14.308  %                 9.875  %                18.350  %
Weighted Average Minimum Loan Rate:                   7.311  %                 4.750  %                11.350  %
Weighted Average Initial Periodic Rate Cap:           2.994  %                 1.000  %                 3.000  %
Weighted Average Periodic Rate Cap:                   1.000  %                 1.000  %                 1.000  %
Weighted Average Months To Roll:                         24  months                2  months               35  months
Weighted Average Original Term:                         344  months              120  months              360  months
Weighted Average Remaining Term:                        343  months              118  months              359  months
Weighted Average Credit Score:                          644                      508                      894
Weighted Average Combined Original LTV:               79.22  %                 11.85  %                100.00  %
First Pay Date:                                                         Feb 01, 2001             Nov 03, 2003
Maturity Date:                                                          Sep 01, 2013             Oct 03, 2033
Top State Concentrations ($):                 26.09% California, 15.12% Florida, 4.08% Ohio
Maximum Zip Code Concentration ($):            0.65% 93033

For internal use only. All Amounts subjects to change.             Page: 2 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                   NOVASTAR 2003-4 STATISTICAL MORTGAGE LOANS
                          11/1/2003 SCHEDULED BALANCES

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Principal Balances ($)      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 10,979.75 -  50,000.00                362      12,079,481.09               2.44
 50,000.01 - 100,000.00                949      73,440,523.81              14.81
100,000.01 - 150,000.00                937     116,862,747.42              23.56
150,000.01 - 200,000.00                557      96,563,080.37              19.47
200,000.01 - 250,000.00                301      67,368,871.03              13.58
250,000.01 - 300,000.00                180      49,154,659.58               9.91
300,000.01 - 350,000.00                108      34,738,386.97               7.00
350,000.01 - 400,000.00                 60      22,751,238.31               4.59
400,000.01 - 450,000.00                 23       9,775,503.62               1.97
450,000.01 - 500,000.00                 20       9,637,957.97               1.94
500,000.01 - 550,000.00                  3       1,581,565.37               0.32
550,000.01 - 600,000.00                  1         575,504.07               0.12
700,000.01 - 750,000.00                  1         733,424.80               0.15
750,000.01 - 776,423.35                  1         776,423.35               0.16
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Credit Score:               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                      1         137,292.81               0.03
501 - 520                               17       2,884,025.31               0.58
521 - 540                              221      28,404,963.01               5.73
541 - 560                              256      33,897,592.57               6.83
561 - 580                              244      32,356,907.28               6.52
581 - 600                              226      32,859,842.79               6.62
601 - 620                              305      44,922,500.84               9.06
621 - 640                              389      57,541,973.17              11.60
641 - 660                              386      57,063,510.25              11.50
661 - 680                              424      59,068,224.66              11.91
681 - 700                              341      45,861,039.32               9.25
701 - 720                              273      39,953,009.22               8.05
721 - 740                              165      22,601,952.46               4.56
741 - 760                              116      17,266,780.71               3.48
761 - 780                               86      13,538,122.49               2.73
781 - 800                               44       6,082,361.26               1.23
801 - 820                                8       1,485,386.69               0.30
881 - 894                                1         113,882.92               0.02
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
118 - 120                                9         733,712.57               0.15
151 - 180                              562      39,883,900.92               8.04
211 - 240                               32       4,133,394.69               0.83
271 - 300                                5         615,420.99               0.12
301 - 359                            2,895     450,672,938.59              90.85
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 3 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Property Type:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Single Family Residence              2,682     378,798,664.85              76.36
PUD                                    453      66,940,268.04              13.49
Condo                                  228      27,664,519.54               5.58
Multi-Unit                             140      22,635,915.33               4.56
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Occupancy Status:           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Primary                              3,308     472,086,556.80              95.17
Investment (Non-Owner
Occupied)                              160      19,222,042.65               3.88
Secondary Home                          34       4,524,756.50               0.91
Investment (Owner
Occupied)                                1         206,011.81               0.04
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Use of Proceeds:            Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Cash Out Refinance                 2,104      314,564,242.76               63.42
Purchase                           1,067      133,202,824.73               26.85
Rate/Term Refinance                  332       48,272,300.27                9.73
--------------------------------------------------------------------------------
Total                              3,503      496,039,367.76              100.00
================================================================================

                                                                  % of Aggregate
Combined Original                           Principal Balance  Principal Balance
Loan-to-Value                    Number of  Outstanding as of  Outstanding as of
Ratios(%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
11.85 -  15.00                           1          49,966.39               0.01
15.01 -  20.00                           3         300,449.33               0.06
20.01 -  25.00                           6         911,412.48               0.18
25.01 -  30.00                          13       1,228,316.80               0.25
30.01 -  35.00                          21       2,641,304.10               0.53
35.01 -  40.00                          27       3,652,045.43               0.74
40.01 -  45.00                          35       4,596,187.58               0.93
45.01 -  50.00                          53       6,792,258.08               1.37
50.01 -  55.00                          57       8,422,499.50               1.70
55.01 -  60.00                          95      14,120,941.29               2.85
60.01 -  65.00                         158      24,085,489.14               4.86
65.01 -  70.00                         203      33,079,283.03               6.67
70.01 -  75.00                         277      44,490,438.76               8.97
75.01 -  80.00                         898     141,746,249.41              28.58
80.01 -  85.00                         366      55,451,280.14              11.18
85.01 -  90.00                         664      99,701,201.92              20.10
90.01 -  95.00                         212      29,424,405.96               5.93
95.01 - 100.00                         414      25,345,638.42               5.11
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 4 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Arizona                                 70       8,468,123.44               1.71
Arkansas                                26       2,327,869.78               0.47
California                             637     129,408,141.34              26.09
Colorado                                71      11,106,825.42               2.24
Connecticut                             83      11,781,224.85               2.38
Delaware                                14       1,788,871.23               0.36
District of Columbia                    15       2,600,384.31               0.52
Florida                                617      74,998,986.44              15.12
Georgia                                 84       9,806,841.93               1.98
Idaho                                   18       1,778,714.85               0.36
Illinois                                63      10,029,439.23               2.02
Indiana                                 43       4,038,215.42               0.81
Iowa                                     9         650,920.99               0.13
Kansas                                  17       2,203,050.19               0.44
Kentucky                                37       3,435,731.58               0.69
Louisiana                               85      10,163,097.29               2.05
Maine                                   19       2,250,167.06               0.45
Maryland                                62      10,554,777.23               2.13
Massachusetts                           65      13,096,054.75               2.64
Michigan                                91       9,419,468.24               1.90
Minnesota                               23       3,400,237.66               0.69
Mississippi                             35       3,471,841.81               0.70
Missouri                                65       6,254,710.17               1.26
Montana                                  3         466,549.09               0.09
Nebraska                                 3         293,622.88               0.06
Nevada                                  97      12,413,408.36               2.50
New Hampshire                           19       3,229,058.33               0.65
New Jersey                              35       6,791,895.44               1.37
New Mexico                               4         382,380.04               0.08
New York                                83      17,348,602.29               3.50
North Carolina                          72       8,793,050.93               1.77
North Dakota                             1         124,401.97               0.03
Ohio                                   197      20,245,677.20               4.08
Oklahoma                                34       3,130,319.18               0.63
Oregon                                  70       8,880,069.42               1.79
Pennsylvania                            96      11,878,618.71               2.39
Rhode Island                             7       1,455,512.30               0.29
South Carolina                          47       5,542,231.39               1.12
South Dakota                             1         194,678.76               0.04
Tennessee                               53       5,273,876.50               1.06
Texas                                  167      18,224,349.47               3.67
Utah                                    12       2,600,476.58               0.52
Vermont                                  4         577,293.34               0.12
Virginia                                89      14,023,661.09               2.83
Washington                             117      16,418,926.00               3.31
West Virginia                           18       1,748,391.07               0.35
Wisconsin                               21       2,479,522.13               0.50
Wyoming                                  4         489,100.08               0.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 5 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Documentation:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Full Documentation                   1,958     258,244,989.50              52.06
Stated Income                        1,111     174,731,088.81              35.23
No Documentation                       293      41,536,102.84               8.37
Limited Documentation                   74      11,115,292.84               2.24
No Income/No Asset
Verification                            67      10,411,893.77               2.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Grade:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
M1                                     492      68,084,654.10              13.73
M2                                     170      23,786,473.72               4.80
M3                                      37       5,039,397.64               1.02
M4                                      13       1,442,355.22               0.29
AAA                                      1          83,292.88               0.02
AA                                       1          62,335.29               0.01
A+                                   1,019     151,220,994.36              30.49
A                                      258      34,968,053.02               7.05
A-                                     141      20,040,877.77               4.04
Alt A                                  953     132,077,484.34              26.63
B                                       99      11,731,960.46               2.37
B-                                      33       3,258,726.22               0.66
C                                        6         518,130.51               0.10
FICO Enhanced                           57       8,506,441.15               1.71
FICO Only                              223      35,218,191.08               7.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Loan Type:                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Adjustable Rate Loan                 1,920     298,232,384.56              60.12
Fixed Rate Loan                      1,583     197,806,983.20              39.88
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                975     152,440,554.03              77.07
15 Year Fixed-Rate Loan                284      26,888,197.01              13.59
15 Year Balloon                        278      12,995,703.91               6.57
20 Year Fixed-Rate Loan                 32       4,133,394.69               2.09
10 Year Fixed-Rate Loan                  9         733,712.57               0.37
25 Year Fixed-Rate Loan                  5         615,420.99               0.31
--------------------------------------------------------------------------------
Total                                1,583     197,806,983.20             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 6 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Adjustable Rate Loan             Number of  Outstanding as of  Outstanding as of
Types:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR            1,738     267,517,843.65              89.70
3/27 Loan Six-Month LIBOR              178      29,761,925.31               9.98
Six-Month LIBOR                          4         952,615.60               0.32
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Lien Position:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
First Lien                           3,149     482,645,203.07              97.30
Second Lien                            354      13,394,164.69               2.70
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Prepayment Term                  Number of  Outstanding as of  Outstanding as of
(months):                   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                    910     115,183,352.93              23.22
24                                   1,071     163,128,506.98              32.89
36                                     695      98,269,925.05              19.81
60                                     827     119,457,582.80              24.08
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Current Mortgage                 Number of  Outstanding as of  Outstanding as of
Rates (%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.500 -  4.500                          1         173,632.46               0.04
 4.501 -  5.000                         19       4,751,146.87               0.96
 5.001 -  5.500                        100      18,804,232.19               3.79
 5.501 -  6.000                        284      54,825,020.99              11.05
 6.001 -  6.500                        373      65,576,348.23              13.22
 6.501 -  7.000                        630     107,174,647.11              21.61
 7.001 -  7.500                        480      71,589,951.52              14.43
 7.501 -  8.000                        556      74,539,527.31              15.03
 8.001 -  8.500                        285      35,100,773.25               7.08
 8.501 -  9.000                        266      29,531,886.79               5.95
 9.001 -  9.500                        112      11,410,839.20               2.30
 9.501 - 10.000                        136      10,720,112.40               2.16
10.001 - 10.500                         37       2,677,282.55               0.54
10.501 - 11.000                         88       4,021,676.60               0.81
11.001 - 11.500                         22       1,130,169.34               0.23
11.501 - 12.000                         41       1,534,345.47               0.31
12.001 - 12.500                         20         633,615.47               0.13
12.501 - 13.000                         52       1,818,592.86               0.37
13.001 - 13.375                          1          25,567.15               0.01
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 7 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Gross Margins (%)                Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2.750 - 3.000                            3         732,545.34               0.25
3.001 - 3.500                            1         129,458.15               0.04
3.501 - 4.000                           31       5,708,621.98               1.91
4.001 - 4.500                          148      24,805,072.98               8.32
4.501 - 5.000                          238      39,910,184.33              13.38
5.001 - 5.500                          327      56,793,408.26              19.04
5.501 - 6.000                          392      61,604,299.07              20.66
6.001 - 6.500                          332      46,993,340.90              15.76
6.501 - 7.000                          202      29,473,075.39               9.88
7.001 - 7.500                          126      17,647,197.65               5.92
7.501 - 8.000                           77       9,527,178.29               3.19
8.001 - 8.500                           29       3,805,934.82               1.28
8.501 - 9.000                           11         904,571.59               0.30
9.001 - 9.500                            2         139,015.13               0.05
9.501 - 9.700                            1          58,480.68               0.02
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 9.875 - 10.000                          1         392,012.30               0.13
10.001 - 10.500                          1         188,188.33               0.06
11.501 - 12.000                          5       1,339,951.88               0.45
12.001 - 12.500                         31       5,705,382.99               1.91
12.501 - 13.000                        131      24,258,175.21               8.13
13.001 - 13.500                        220      39,747,153.88              13.33
13.501 - 14.000                        381      68,111,358.49              22.84
14.001 - 14.500                        293      45,302,229.94              15.19
14.501 - 15.000                        364      51,538,157.44              17.28
15.001 - 15.500                        181      23,661,732.35               7.93
15.501 - 16.000                        167      20,884,588.16               7.00
16.001 - 16.500                         68       8,659,126.14               2.90
16.501 - 17.000                         60       6,436,694.00               2.16
17.001 - 17.500                         11       1,578,371.88               0.53
17.501 - 18.000                          4         276,724.48               0.09
18.001 - 18.350                          2         152,537.09               0.05
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 8 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Minimum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
4.750  -  5.000                          6       1,731,964.18               0.58
5.001  -  5.500                         32       5,893,571.32               1.98
5.501  -  6.000                        132      24,491,465.31               8.21
6.001  -  6.500                        220      39,747,153.88              13.33
6.501  -  7.000                        380      67,878,068.39              22.76
7.001  -  7.500                        293      45,302,229.94              15.19
7.501  -  8.000                        364      51,538,157.44              17.28
8.001  -  8.500                        181      23,661,732.35               7.93
8.501  -  9.000                        167      20,884,588.16               7.00
9.001  -  9.500                         68       8,659,126.14               2.90
9.501  - 10.000                         60       6,436,694.00               2.16
10.001 - 10.500                         11       1,578,371.88               0.53
10.501 - 11.000                          4         276,724.48               0.09
11.001 - 11.350                          2         152,537.09               0.05
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Rate Adjustment Date             Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
01/01/04                                 2         270,046.53               0.09
02/01/04                                 3         296,361.82               0.10
03/01/04                                 1         304,282.30               0.10
04/01/04                                 3         648,333.30               0.22
12/01/04                                 1         392,012.30               0.13
02/01/05                                 1         152,344.71               0.05
06/01/05                                 3         469,308.96               0.16
07/01/05                                13       2,104,935.14               0.71
08/01/05                                31       5,460,535.37               1.83
09/01/05                               400      66,208,589.61              22.20
10/01/05                             1,283     192,101,959.21              64.41
10/03/05                                 1          61,750.00               0.02
08/01/06                                 2         201,349.00               0.07
09/01/06                                28       4,707,051.29               1.58
10/01/06                               148      24,853,525.02               8.33
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Initial Periodic Rate            Number of  Outstanding as of  Outstanding as of
Cap (%) (ARMs Only):        Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                    4         952,615.60               0.32
3.000                                1,916     297,279,768.96              99.68
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Periodic Rate Cap (%)            Number of  Outstanding as of  Outstanding as of
 (ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                1,920     298,232,384.56             100.00
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 9 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
MI Provider                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                       2,647     361,046,785.75              72.79
MGIC                                   849     134,314,706.49              27.08
PMI                                      7         677,875.52               0.14
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 10 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

              NOVASTAR 2003-4 - STATISTICAL GROUP I MORTGAGE LOANS
                          11/1/2003 SCHEDULED BALANCES

Number Of Loans:                                      2,891
Aggregate Outstanding Principal Balance:        412,113,869
                                                                           Minimum                Maximum
Average Outstanding Principal Balance:        $     142,551           $       39,673           $      395,750
Weighted Average Current Mortgage Rate:               7.190  %                 4.500  %                11.325  %
Arm Characteristics:
-------------------
Weighted Average Gross Margin:                        5.743  %                 2.750  %                 8.000  %
Weighted Average Maximum Loan Rate:                  14.310  %                10.125  %                17.875  %
Weighted Average Minimum Loan Rate:                   7.310  %                 4.750  %                10.875  %
Weighted Average Initial Periodic Rate Cap:           2.996  %                 1.000  %                 3.000  %
Weighted Average Periodic Rate Cap:                   1.000  %                 1.000  %                 1.000  %
Weighted Average Months To Roll:                         24  months                2  months               35  months
Weighted Average Original Term:                         349  months              120  months              360  months
Weighted Average Remaining Term:                        348  months              118  months              359  months
Weighted Average Credit Score:                          643                      508                      894
Weighted Average Combined Original LTV:               78.71  %                 11.85  %                100.00  %
First Pay Date:                                                         Feb 01, 2001             Nov 03, 2003
Maturity Date:                                                          Sep 01, 2013             Oct 03, 2033
Top State Concentrations ($):                 23.09% California, 16.56% Florida,  4.34 % Ohio
Maximum Zip Code Concentration ($):           0.65% 93033

For internal use only. All Amounts subject to change.             Page: 11 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

              NOVASTAR 2003-4 - STATISTICAL GROUP I MORTGAGE LOANS
                          11/1/2003 SCHEDULED BALANCES

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Principal Balances ($)      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 39,672.56 -  50,000.00                 85       3,935,287.60               0.95
 50,000.01 - 100,000.00                813      63,957,388.96              15.52
100,000.01 - 150,000.00                900     112,348,262.82              27.26
150,000.01 - 200,000.00                550      95,418,565.77              23.15
200,000.01 - 250,000.00                297      66,461,640.62              16.13
250,000.01 - 300,000.00                179      48,866,871.19              11.86
300,000.01 - 350,000.00                 65      20,376,393.00               4.94
350,000.01 - 395,750.05                  2         749,459.31               0.18
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Credit Score:               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                      1         137,292.81               0.03
501 - 520                               14       2,045,043.99               0.50
521 - 540                              196      24,625,995.15               5.98
541 - 560                              228      29,239,758.59               7.10
561 - 580                              227      28,524,858.75               6.92
581 - 600                              207      28,477,129.77               6.91
601 - 620                              278      38,503,718.64               9.34
621 - 640                              329      46,725,832.44              11.34
641 - 660                              307      45,948,749.56              11.15
661 - 680                              317      47,566,666.70              11.54
681 - 700                              268      40,645,968.23               9.86
701 - 720                              204      30,753,778.39               7.46
721 - 740                              119      18,275,238.09               4.43
741 - 760                               86      13,663,932.02               3.32
761 - 780                               68      10,764,772.54               2.61
781 - 800                               35       5,410,074.89               1.31
801 - 820                                6         691,175.79               0.17
881 - 894                                1         113,882.92               0.03
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
118 - 120                                8         683,009.66               0.17
151 - 180                              189      21,386,968.40               5.19
211 - 240                               31       4,025,751.37               0.98
271 - 300                                5         615,420.99               0.15
301 - 359                            2,658     385,402,718.85              93.52
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Property Type:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Single Family Residence              2,238     311,800,036.82              75.66
PUD                                    342      54,286,123.76              13.17
Condo                                  182      23,870,842.50               5.79
Multi-Unit                             129      22,156,866.19               5.38
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 12 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Occupancy Status:           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Primary                              2,704     389,297,226.52              94.46
Investment (Non-Owner
Occupied)                              154      18,485,956.59               4.49
Secondary Home                          32       4,124,674.35               1.00
Investment (Owner
Occupied)                                1         206,011.81               0.05
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Use of Proceeds:            Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Cash Out Refinance                   1,870     263,603,431.44              63.96
Purchase                               728     107,547,383.42              26.10
Rate/Term Refinance                    293      40,963,054.41               9.94
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Combined Original Loan-to-       Number of  Outstanding as of  Outstanding as of
Value Ratios (%):           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
11.85 -  15.00                           1          49,966.39               0.01
15.01 -  20.00                           3         300,449.33               0.07
20.01 -  25.00                           6         911,412.48               0.22
25.01 -  30.00                          13       1,228,316.80               0.30
30.01 -  35.00                          20       2,151,893.95               0.52
35.01 -  40.00                          27       3,652,045.43               0.89
40.01 -  45.00                          34       4,109,674.56               1.00
45.01 -  50.00                          49       6,098,291.30               1.48
50.01 -  55.00                          53       6,683,687.47               1.62
55.01 -  60.00                          89      12,589,906.24               3.05
60.01 -  65.00                         146      20,123,230.34               4.88
65.01 -  70.00                         186      27,257,446.17               6.61
70.01 -  75.00                         249      35,678,677.71               8.66
75.01 -  80.00                         824     120,701,002.95              29.29
80.01 -  85.00                         337      47,707,951.17              11.58
85.01 -  90.00                         592      84,694,252.67              20.55
90.01 -  95.00                         173      26,112,966.34               6.34
95.01 - 100.00                          89      12,062,697.97               2.93
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 13 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Arizona                                 54       7,273,469.56               1.76
Arkansas                                21       2,179,911.51               0.53
California                             485      95,174,356.92              23.09
Colorado                                56       9,412,739.82               2.28
Connecticut                             69      10,122,552.60               2.46
Delaware                                13       1,761,296.40               0.43
District of Columbia                    13       2,375,112.72               0.58
Florida                                542      68,246,201.57              16.56
Georgia                                 70       8,496,807.36               2.06
Idaho                                   14       1,689,220.30               0.41
Illinois                                50       8,042,603.95               1.95
Indiana                                 36       3,617,893.66               0.88
Iowa                                     4         350,460.59               0.09
Kansas                                  16       2,174,303.21               0.53
Kentucky                                32       3,265,912.04               0.79
Louisiana                               78       8,727,791.63               2.12
Maine                                   19       2,250,167.06               0.55
Maryland                                50       7,986,652.65               1.94
Massachusetts                           59      11,286,919.37               2.74
Michigan                                86       9,103,948.82               2.21
Minnesota                               19       2,925,057.82               0.71
Mississippi                             32       3,179,032.18               0.77
Missouri                                58       6,055,491.07               1.47
Montana                                  3         466,549.09               0.11
Nebraska                                 2         253,328.44               0.06
Nevada                                  67      10,714,481.78               2.60
New Hampshire                           16       2,692,082.74               0.65
New Jersey                              30       5,155,680.54               1.25
New Mexico                               4         382,380.04               0.09
New York                                62      11,440,244.60               2.78
North Carolina                          56       6,667,446.07               1.62
North Dakota                             1         124,401.97               0.03
Ohio                                   166      17,888,419.11               4.34
Oklahoma                                32       2,994,436.91               0.73
Oregon                                  54       7,521,620.29               1.83
Pennsylvania                            83      10,597,797.59               2.57
Rhode Island                             6       1,101,936.44               0.27
South Carolina                          38       4,623,452.54               1.12
South Dakota                             1         194,678.76               0.05
Tennessee                               51       5,222,549.28               1.27
Texas                                  124      15,069,753.87               3.66
Utah                                    10       1,797,655.65               0.44
Vermont                                  4         577,293.34               0.14
Virginia                                75      11,961,326.24               2.90
Washington                              91      14,574,695.34               3.54
West Virginia                           16       1,507,549.16               0.37
Wisconsin                               19       2,397,106.59               0.58
Wyoming                                  4         489,100.08               0.12
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 14 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Documentation:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Full Documentation                   1,666     220,760,664.92              53.57
Stated Income                          862     138,527,920.90              33.61
No Documentation                       237      34,632,562.83               8.40
No Income/No Asset
Verification                            61       9,203,220.37               2.23
Limited Documentation                   65       8,989,500.25               2.18
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Grade:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
M1                                     410      55,938,658.35              13.57
M2                                     137      18,639,253.38               4.52
M3                                      32       4,297,593.58               1.04
M4                                      11       1,258,004.83               0.31
AAA                                      1          83,292.88               0.02
A+                                     829     123,308,111.58              29.92
A                                      241      32,079,000.68               7.78
A-                                     134      17,946,227.92               4.35
Alt A                                  704     104,444,565.61              25.34
B                                       95      11,199,980.19               2.72
B-                                      31       3,006,345.65               0.73
C                                        6         518,130.51               0.13
FICO Enhanced                           49       6,792,123.86               1.65
FICO Only                              211      32,602,580.25               7.91
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Loan Type:                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Adjustable Rate Loan                 1,761     256,407,158.47              62.22
Fixed Rate Loan                      1,130     155,706,710.80              37.78
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                897     128,995,560.38              82.85
15 Year Fixed-Rate Loan                174      19,441,281.52              12.49
20 Year Fixed-Rate Loan                 31       4,025,751.37               2.59
15 Year Balloon                         15       1,945,686.88               1.25
10 Year Fixed-Rate Loan                  8         683,009.66               0.44
25 Year Fixed-Rate Loan                  5         615,420.99               0.40
--------------------------------------------------------------------------------
Total                                1,130     155,706,710.80             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Adjustable Rate Loan             Number of  Outstanding as of  Outstanding as of
Types:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR            1,600     232,623,374.05              90.72
3/27 Loan Six-Month LIBOR              158      23,223,687.81               9.06
Six-Month LIBOR                          3         560,096.61               0.22
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Lien Position:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
First Lien                           2,891     412,113,869.27             100.00
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 15 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                    609      87,340,870.07              21.19
24                                     926     139,217,991.51              33.78
36                                     604      84,349,196.94              20.47
60                                     752     101,205,810.75              24.56
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Current Mortgage                 Number of  Outstanding as of  Outstanding as of
Rates (%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.500 -  4.500                          1         173,632.46               0.04
 4.501 -  5.000                         13       2,395,990.37               0.58
 5.001 -  5.500                         91      15,776,310.22               3.83
 5.501 -  6.000                        250      42,219,697.94              10.24
 6.001 -  6.500                        339      55,946,182.67              13.58
 6.501 -  7.000                        581      90,555,675.70              21.97
 7.001 -  7.500                        445      62,508,627.91              15.17
 7.501 -  8.000                        516      67,147,882.79              16.29
 8.001 -  8.500                        260      32,646,839.42               7.92
 8.501 -  9.000                        235      26,446,704.62               6.42
 9.001 -  9.500                         77       8,036,493.63               1.95
 9.501 - 10.000                         66       6,614,365.36               1.60
10.001 - 10.500                         10       1,027,561.12               0.25
10.501 - 11.000                          6         472,502.16               0.11
11.001 - 11.325                          1         145,402.90               0.04
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Gross Margins (%)                Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2.750 - 3.000                            2         340,533.04               0.13
3.001 - 3.500                            1         129,458.15               0.05
3.501 - 4.000                           29       4,886,087.37               1.91
4.001 - 4.500                          137      21,348,861.73               8.33
4.501 - 5.000                          223      35,102,109.83              13.69
5.001 - 5.500                          303      47,984,360.05              18.71
5.501 - 6.000                          370      54,467,307.19              21.24
6.001 - 6.500                          316      42,291,041.73              16.49
6.501 - 7.000                          188      25,533,039.35               9.96
7.001 - 7.500                          118      15,099,852.07               5.89
7.501 - 8.000                           74       9,224,507.96               3.60
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 16 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
10.125 - 10.500                          1         188,188.33               0.07
11.501 - 12.000                          2         249,291.41               0.10
12.001 - 12.500                         28       4,773,801.08               1.86
12.501 - 13.000                        118      19,355,241.22               7.55
13.001 - 13.500                        204      34,865,230.28              13.60
13.501 - 14.000                        355      58,269,951.53              22.73
14.001 - 14.500                        279      40,359,840.46              15.74
14.501 - 15.000                        345      46,483,338.22              18.13
15.001 - 15.500                        172      21,845,955.74               8.52
15.501 - 16.000                        158      18,921,239.76               7.38
16.001 - 16.500                         55       6,148,758.73               2.40
16.501 - 17.000                         37       4,191,627.82               1.63
17.001 - 17.500                          5         634,509.58               0.25
17.501 - 17.875                          2         120,184.31               0.05
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Minimum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.750 -  5.000                          2         249,291.41               0.10
 5.001 -  5.500                         29       4,961,989.41               1.94
 5.501 -  6.000                        119      19,588,531.32               7.64
 6.001 -  6.500                        204      34,865,230.28              13.60
 6.501 -  7.000                        354      58,036,661.43              22.63
 7.001 -  7.500                        279      40,359,840.46              15.74
 7.501 -  8.000                        345      46,483,338.22              18.13
 8.001 -  8.500                        172      21,845,955.74               8.52
 8.501 -  9.000                        158      18,921,239.76               7.38
 9.001 -  9.500                         55       6,148,758.73               2.40
 9.501 - 10.000                         37       4,191,627.82               1.63
10.001 - 10.500                          5         634,509.58               0.25
10.501 - 10.875                          2         120,184.31               0.05
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Rate Adjustment Date             Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
01/01/04                                 1         192,721.81               0.08
02/01/04                                 3         296,361.82               0.12
03/01/04                                 1         304,282.30               0.12
04/01/04                                 2         255,814.31               0.10
02/01/05                                 1         152,344.71               0.06
06/01/05                                 3         469,308.96               0.18
07/01/05                                11       1,840,112.63               0.72
08/01/05                                30       5,065,124.35               1.98
09/01/05                               367      55,969,645.34              21.83
10/01/05                             1,183     168,576,004.43              65.75
10/03/05                                 1          61,750.00               0.02
08/01/06                                 2         201,349.00               0.08
09/01/06                                25       3,454,656.19               1.35
10/01/06                               131      19,567,682.62               7.63
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 17 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Initial Periodic Rate            Number of  Outstanding as of  Outstanding as of
Cap (%) (ARMs Only):        Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                    3         560,096.61               0.22
3.000                                1,758     255,847,061.86              99.78
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Periodic Rate Cap (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                1,761     256,407,158.47             100.00
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
MI Provider                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                       2,082     289,321,869.06              70.20
MGIC                                   804     122,253,784.70              29.67
PMI                                      5         538,215.51               0.13
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 18 of 18